Exhibit 10.27
FIRST AMENDMENT
TO THE
CORTLAND SAVINGS & BANKING COMPANY
AMENDED SPLIT DOLLAR AGREEMENT
DATED SEPTEMBER 9, 2002
     THIS AMENDMENT is adopted this 11th day of December, 2006, by and between THE CORTLAND SAVINGS & BANKING COMPANY, a state-chartered commercial bank located in Cortland, Ohio (the “Bank”) and Marlene Lenio (the “Executive”).
     On September 9, 2002, the Bank and the Executive executed the Amended Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Executive hereby consent to this First Amendment.

EXECUTIVE:	THE CORTLAND SAVINGS & BANK COMPANY

By:
MARLENE LENIO		Stephen A. Telego, Sr.
Title: Senior Vice President, Chief of Corporate Administration